Exhibit 99.1 INVESTOR PRESENTATION April 2020

Forward-looking Statements These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. 2

First Quarter 2020 Highlights ► Announced three significant strategic actions as part of our One Materion multi-pillar strategy ► Reached major business agreement with large, new customer for long-term future product supply ► Announced intent to sell LAC business to continue portfolio optimization ► Closing two PAC facilities to further reduce structural cost ► More than adequate liquidity to operate in this difficult environment ► Record first quarter cash level of $108M 3

PAC Engineered Clad Strip Project ► Full alignment with organic growth strategy ► Technical collaboration on next-generation product with customer ► Demand for product exists today ► Non-beryllium containing product ► Materion will invest ~ $85M in new manufacturing facility to expand existing capacity ► Customer will prepay ~ $70M related to future product shipments to fund majority of investment Significant future organic growth opportunity 4

Key Financial Trends TTM Value-added1 (VA) Sales TTM Earnings Before Interest and Taxes (EBIT)1 $800 $90 12% 82.9 82.3 757 79.7 745 750 734 739 734 $80 11% $750 724 71.5 72.0 710 705 $70 63.8 10% $700 59.9 $60 55.0 9% $650 51.9 ($ millions) ($ $50 8% 1 1 % of VA ofVA % Sales $600 1 ($ millions) ($ $40 7% $550 $30 6% TTM EBIT TTM TTMEBIT $500 $20 5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018 2018 2018 2018 2019 2019 2019 2019 2020 2018 2018 2018 2018 2019 2019 2019 2019 2020 TTM Return on Invested Capital (ROIC) %1,2 TTM Free Cash Flow3 15% $100 13.8% 89.0 13.3% 13.4% 12.6% 13% 12.0% $80 72.7 11.5% 11.1% 61.1 10.6% 59.7 11% 10.2% $60 46.3 46.0 48.4 42.5 38.3 9% $40 ($ millions) ($ 7% $20 5% $0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018 2018 2018 2018 2019 2019 2019 2019 2020 2018 2018 2018 2018 2019 2019 2019 2019 2020 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 5 2 ROIC is calculated as TTM adjusted EBIT divided by total debt plus equity. Refer to the Appendix for additional detail. 3 Free Cash Flow is calculated as net cash provided by operating activities less net cash used in investing activities

Materion Company Profile Company Overview Value-added Sales 1 1 • Materion is an integrated producer of high- 2019 VA Sales by Segment 2019 VA Sales by End Market performance advanced engineered materials Precision Performance Alloys Other Coatings & Composites Semiconductor - Leading market position for specialty 12% Telecom and 11% Data Center 20% products across multiple end markets 7% Automotive 8% - Strong positions in growing markets with 30% 58% 18% 9% Industrial high barriers to entry Consumer Advanced Electronics 10% Materials 17% - Only global vertically integrated producer Energy Aerospace and of beryllium (Be) and Be alloys Defense $800 14% • One Materion focus on building 739.0 733.7 performance excellence in five main areas: $700 677.7 12% - Commercial $600 10% - Innovation $500 8% - Operational $400 6% - Acquisitions $300 4% $200 2% - Digital 2017 2018 2019 Value-added Sales1 (millions) Adjusted EBIT Margin1 6 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Key Facts Share Statistics as of 4/27/2020 Q1 2020 TTM Financial Information Trading Symbol MTRN Revenues Stock Price $51.03 $1,162M Shares O/S, Diluted 20.6M 52 wk Range $26.77 - $70.96 Value-added sales1 $705M 3 Mo Avg Vol 176,778 Market Cap $1,052M Adjusted EPS1 $2.80 Enterprise Value $947M $80 Materion Share Performance Trailing 3 Years Adjusted EBITDA1 $116M $70 $60 $50 Debt-to-capitalization <1% $40 $30 Operating cash flow $121M $20 $10 Dividend yield ~1% $0 Jun-17 Jun-18 Jun-19 Oct-17 Oct-18 Oct-19 Apr-17 Apr-18 Apr-19 Apr-20 Feb-18 Feb-19 Feb-20 Dec-17 Dec-18 Dec-19 Aug-18 Aug-19 Aug-17 7 Research coverage: KeyBanc, Jefferies, Sidoti, and Stonegate 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Performance Alloys and Composites (PAC)

Value-added Sales



VA Sales[1] ($ millions)
$450
$400
$350
$300
$250
$200
335.1
332.0
363.5
425.5
428.1
2015
2016
2017
2018
2019
20%
16%
12%
8%
4%
0%
EBIT[1] % of VA Sales

Growth Drivers

New product development

- New proprietary non-Be alloys with improved durability & weight-to-strength ratio
- New high strength/high conductivity alloys with exceptional formability
- Advanced heat dissipating clad material
- Improving customer yields with "near net shape" products

New application development

- Clad material serving the renewable energy market
- Precision rolling to thinner strips opening new application opportunities
- ToughMet® couplings serving the oil and gas production market resist mechanical wear, thread damage, corrosion, and erosion

Beryllium market

- World's only fully integrated producer
- Minimum of 75 years of proven mine reserves in Delta, Utah
- New proprietary Be products with superior fatigue resistance

Value-added Sales by Market[2]



Semiconductor
1%
Other
8%
Energy
9%
Aerospace and Defense
24%
Consumer Electronics
11%
Automotive
12%
Telecom and Data Center
12%
Industrial
23%

Geographic Mix[2]



2%
Rest of World
17%
Europe
22%
Asia
59%
United States

Product Mix[2]



Hydroxide
5%
Be – High Purity
11%
Clad Strip
12%
Be - Alloys
14%
ToughMet
15%
CuBe
43%

[1] Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

[2] Reflects 2019 mix by market, geography, and product

8

Advanced Materials

Value-added Sales



VA Sales[1] ($ millions)
$250
$200
$150
$100
$50
$0
182.8
176.3
228.0
223.7
224.3
2015
2016
2017
2018
2019
25%
20%
15%
10%
5%
0%
EBIT[1] % of VA Sales

Growth Drivers

Market Development – High focus on Semiconductor

- $400B market with strong growth outlook driven by macro consumer electronics, IoT, and automotive trends
- Continue to expand organically into new semiconductor high margin applications in core PVD targets and services, electronic packaging, and advanced chemicals

Technology and Innovation

- Invest in additional innovation based R&D capabilities and resources to meet market demand for quick turn prototypes and new material demands

Geographic Expansion and Sales Development

- Investing in factories, service centers, and personnel to be closer to the key customer base
- Improve web-based solutions to improve customer responsiveness

Value-added Sales by Market[2]



Aerospace and Defense
1%
Other
9%
Automotive
3%
Industrial
10%
Energy
15%
Semiconductor
62%

Geographic Mix[2]



1%
Rest of World
12%
Europe
22%
Asia
65%
United States

Product Mix[2]



Packaging
13%
Chemicals
14%
Services
16%
Targets
57%

[1] Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

[2] Reflects 2019 mix by market, geography, and product.

9

Precision Coatings

Value-added Sales



$110
$100
$90
$80
$70
$60
$50
VA Sales¹ ($ millions)
101.8
97.7
90.7
94.2
87.3
2015
2016
2017
2018
2019
24%
20%
16%
12%
8%
4%
0%
EBIT¹ % of VA Sales

Growth Drivers

Expanded Reach and Technology Leadership

- Redesigned and fully deployed global sales organization
- Focus on high value products and segments with technology differentiation

Product and Capability Expansion

- Novel electrode alloys and laser patterning for medical sensors
- Patented getter technology critical in MEMS devices
- Enhanced phosphor wheels used in solid state display
- Diamond-like coatings for the defense, aerospace and thermal imaging markets

New market development

- Roll-to-roll sputtered films for flexible sensors and electronics and energy storage markets
- Automotive and industrial sensing

Value-added Sales by Market[2]



Aerospace and Defense
24%
Other
37%
Consumer Electronics
21%
16%
Industrial
1%
Semiconductor
1%
Automotive

Geographic Mix[2]



12%
Europe
17%
Asia
71%
United States

Product Mix[2]



Projection Display Components
20%
Optical Filters & Arrays
50%
30%
Blood Glucose Test Strips

[1] Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

[2] Reflects 2019 mix by market, geography, and product.

10

Profitable Growth Strategy PROFITABLE GLOBAL GROWTH COMMERCIAL OPERATIONAL INNOVATION ACQUISITIONS DIGITAL EXCELLENCE EXCELLENCE A ONE MATERION PERFORMANCE-BASED CULTURE Deliver sustained double-digit EPS growth 11

Global Megatrends Play to Our Strengths Key Trends Characteristics of our Materials • Miniaturization of electronics/IoT Conductivity • Additional electronic instruments for Corrosion resistance autos, aircraft Weight savings (lighter) • Expanding high performance optical device opportunities Purity Wavelength management • Innovation in medical diagnostics and sensors Thermal management • Extraction of oil and gas from Lubricity previously inaccessible locations Reliability • Alternative energy Durability • New aircraft builds and retrofits Miniaturization • Advancements in lighting (LED) Strength 12

Well-diversified Market Penetration

Market	2019 % of VA Sales[1]	Key Drivers
Semiconductor	20%	• Smart device growth • Non-volatile memory • Big data (data storage)
Industrial	18%	• Heavy equipment builds • Plastic tooling • Fire protection (R and C construction)
Aerospace and Defense	17%	• Structural and electronic components for satellites, combat vehicles, and aircraft • Precision-guided munitions
Energy	10%	• Deep sea drilling and completion • Directional drilling • Solar, batteries, and smart grid devices
Consumer Electronics	9%	• Smart device growth • Sensing devices • Internet of Things (IoT)
Automotive	8%	• Electronic systems and engine control • Increasing emissions standards • Electric vehicles and autonomous driving
Telecom and Data Center	7%	• 5G rollout • Undersea repeater housings • High reliability connectors
Total	89%	

[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

13

Innovation Leading to Organic Growth

New Product VA Sales[1] as % of Total



New Product VA Sales Grow at a 11% CAGR[2]
12%
14%
16%
16%
15%
2015
2016
2017
2018
2019

Example New Product Offerings

Aluminum Scandium Targets

- Key material used in 5G devices, fingerprint sensors, and piezoelectric microphones
- Replacement for lead-based alternatives



ALD Chemicals

- Atomic Layer Deposition (ALD) enables smaller semiconductor nodes
- Improved purity, safety and handling driving rapid growth in semiconductor fabrication



Dovetail Clad® Metal

- Smaller, cooler, more reliable lithium-ion battery connections
- High temperature stability
- Superior vibration and fatigue strength



SupremEX® MMCs

- Ultrafine silicon-carbide reinforcement with aerospace aluminum alloys
- Provides light weight properties with high strength and stiffness



[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.
[2] CAGR calculated from 2015 – 2019.

14

Cash Flow and Working Capital Efficiency Focus Dividends per share Cash Flow from Operations ($ in millions) $0.50 $120 $0.40 $0.30 $99.2 $100 $91.0 $0.20 $0.10 $80 $76.4 $68.2 $67.8 $0.00 2012 2013 2014 2015 2016 2017 2018 2019 $60 Improve Working Capital3 Efficiency $40 Working capital % of net sales4 29.4% $20 $0 < 25% 2015 2016 2017 2018 2019 Free Cash Flow 1 Capital Expenditures 2 1 Free Cash Flow calculated as cash flow from operations less capital expenditures. 2 Capital Expenditures includes mine development costs. 2016 2020 (F) 15 3 Working capital is calculated as accounts receivable plus inventory less accounts payable less unearned revenue. 4 Working capital % of net sales is calculated as TTM average working capital divided by TTM net sales.

Disciplined Capital Deployment Going Forward Organic Growth • Invest in new products • Invest in facilities and productivity projects 35% Debt & Inorganic Growth Shareholder • Complimentary 65% products/technologies Growth • Maintain financial discipline Return Cash to Shareholders • Dividends – increased 7 consecutive years • Share repurchases 16

Materion Investment Thesis ► Clearly defined strategy and execution led by new management team ► Differentiated product portfolio aligned with global megatrends to accelerate future growth ► Driving significant improvement in profitability and cash flow growth ► Consistently delivering profitable growth ► Third consecutive year with adjusted EPS growth > 30% 17

2020 Forecasted Financial Guidance ► Full-year guidance ► Capex ~ $100M, including customer funded capex of ~ $70M ► Mine development investments ~ $10M ► Depreciation and amortization expense of ~ $40M ► Effective tax rate excluding special items 18% – 20% 18

Appendix

PAC Recovery Plan Delivered How did we get here? Recovery Plan PAC EBIT 1 1. Improve product portfolio mix and profitability $35 33.3 through pricing and manufacturing process changes $30 2. Reduce cost footprint and move to a more variable cost structure $25 23.6 3. Leverage beryllium market supply opportunity $20 $15 PAC EBIT 1 ($ ($ millions) 9.2 $10 $80 $5 70.0 $70 $0 2014 2015 2016 $60 56.6 2014 – 2016 Bridge $50 $35 33.3 10.8 $40 33.3 $30 ($ millions) ($ $30 $25 9.2 23.6 22.1 $20 $20 $15 4.1 9.2 ($ millions) ($ $10 9.2 $10 $5 $0 $0 2014 Oil & Gas Fx Price/Mix/ 2016 2014 2015 2016 2017 2018 2019 Volume/ Mfg Efficiency Exceeded historical profitability levels A-2 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail.

Beryllium Market Supply Opportunity Materion – leading position in beryllium market • Only global integrated producer – Minimum of 75 years of proven reserves in Utah mine – Supplies over 70% of world’s mined beryllium • ~40% of company sales include beryllium in some form • Global stockpiled sources depleting • Only significant commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential A-3

World’s Only Vertically Integrated Beryllium Producer Ore Competitor Chemical Plant A Hydroxide Whiting Arc Pebble Plant Furnace Competitor B VCB1 / CuBe Master Be Powder Strip/Bulk Be Manufacturing Manufacturing High-Purity Be CuBe Alloy Products Products A-4 1 Vacuum Cast Billet

Financial Information

Reconciliation for Value-added Sales

MATERION

$ in millions

	Q1 2020	Q1 2020 TTM	2019	2018	2017	2016	2015
Net Sales							
Performance Alloys and Composites	$ 99.1	$ 472.2	$ 500.2	$ 500.6	$ 429.5	$ 387.5	$ 394.8
Advanced Materials	160.1	589.7	573.8	586.6	590.8	437.2	482.3
Precision Coatings	18.7	99.9	111.4	120.6	119.2	144.5	148.4
Other	-	-	-	-	-	-	(0.2)
Total	$ 277.9	$ 1,161.9	$ 1,185.4	$ 1,207.8	$ 1,139.5	$ 969.2	$ 1,025.3
Less: Pass-through Metal Costs							
Performance Alloys and Composites	$ 15.4	$ 69.9	$ 72.1	$ 75.1	$ 66.0	$ 55.5	$ 59.7
Advanced Materials	100.9	363.9	349.5	362.9	362.8	260.9	299.5
Precision Coatings	1.7	18.2	24.1	26.4	28.5	46.8	46.6
Other	1.2	5.2	6.0	4.4	4.5	6.1	2.3
Total	$ 119.2	$ 457.2	$ 451.7	$ 468.8	$ 461.8	$ 369.3	$ 408.1
Value-added Sales							
Performance Alloys and Composites	$ 83.7	$ 402.3	$ 428.1	$ 425.5	$ 363.5	$ 332.0	$ 335.1
Advanced Materials	59.2	225.8	224.3	223.7	228.0	176.3	182.8
Precision Coatings	17.0	81.7	87.3	94.2	90.7	97.7	101.8
Other	(1.2)	(5.2)	(6.0)	(4.4)	(4.5)	(6.1)	(2.5)
Total	$ 158.7	$ 704.7	$ 733.7	$ 739.0	$ 677.7	$ 599.9	$ 617.2

Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included above.

A-6

Reconciliation for Adjusted EPS

In millions, except per share amounts

	Q1 2020	Q1 2020 TTM	2019	2018	2017	2016	2015
GAAP As Reported							
Operating (loss) profit	$ (4.6)	$ 41.1	$ 67.0	$ 61.5	$ 40.1	$ 27.1	$ 45.3
Non-operating (income) expense	$ (0.9)	$ 2.3	$ 3.4	$ 42.7	$ 1.5	$ -	$ -
Net (loss) income	$ (3.1)	$ 30.7	$ 50.7	$ 20.8	$ 11.5	$ 25.7	$ 32.2
EPS - Diluted	$ (0.15)	$ 1.48	$ 2.45	$ 1.01	$ 0.56	$ 1.27	$ 1.58
Operating Profit Special Items							
Cost reduction initiatives	$ 2.2	$ 3.0	$ 0.8	$ 5.6	$ 0.7	$ 2.6	$ 1.9
Impairment charges	10.8	24.9	14.1	-	-	-	-
Legacy legal & environmental costs (benefits)	-	0.1	0.1	0.8	0.5	1.4	(1.4)
Non-cash inventory adjustment	1.3	1.3	-	(1.9)	-	-	-
COVID-19 related costs	0.2	0.2	-	-	-	-	-
CEO transition costs	-	-	-	-	4.1	-	-
Acquisition & divestiture costs	0.1	0.5	0.4	-	2.1	3.9	-
Total Operating Profit Special Items	$ 14.6	$ 30.0	$ 15.4	$ 4.5	$ 7.4	$ 7.9	$ 0.5
Total Other Non-Operating Expense Special Items	$ -	$ 3.3	$ 3.3	$ 40.5	$ -	$ -	$ -
Operating Profit Special Items - net of tax	$ 11.2	$ 23.9	$ 12.7	$ 4.7	$ 4.8	$ 5.1	$ 0.3
Other Non-Operating Expense Special Items - net of tax	$ -	$ 2.6	$ 2.6	$ 31.4	$ -	$ -	$ -
Tax Special Items	$ 0.7	$ 0.6	$ (0.1)	$ (7.9)	$ 18.9	$ (4.2)	$ 0.2
Non-GAAP Measures - Adjusted Profitability							
Operating profit	$ 10.0	$ 71.1	$ 82.4	$ 66.0	$ 47.5	$ 35.0	$ 45.8
EBIT	$ 10.9	$ 72.0	$ 82.3	$ 63.8	$ 46.0	$ 35.0	$ 45.8
Net income	$ 8.8	$ 57.8	$ 65.9	$ 49.0	$ 35.2	$ 26.6	$ 32.7
EPS - Diluted	$ 0.43	$ 2.80	$ 3.19	$ 2.38	$ 1.72	$ 1.32	$ 1.60

As detailed in the above reconciliation, we have adjusted the results for certain special items such as non-cash impairment charges, COVID-19 related costs, non-cash pension charges, cost reduction initiatives, legacy legal and environmental costs, acquisition and divestiture costs, certain non-cash inventory adjustments, certain income tax items, and CEO transition costs from the applicable GAAP financial measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations.

A-7

Other Non-GAAP Items $ in millions Q1 2020 TTM 2019 2018 2017 2016 2015 Operating Profit $ 41.1 $ 67.0 $ 61.5 $ 40.1 $ 27.1 $ 45.3 Operating Profit Special Items 30.0 15.4 4.5 7.4 7.9 0.5 Adjusted Operating Profit $ 71.1 $ 82.4 $ 66.0 $ 47.5 $ 35.0 $ 45.8 Non-operating (Income) Expense (0.9) 3.4 42.7 1.5 - - Non-operating (Income) Expense Special Items - 3.3 40.5 - - - Adjusted EBIT $ 72.0 $ 82.3 $ 63.8 $ 46.0 $ 35.0 $ 45.8 Depreciation, depletion, and amortization 46.2 41.1 35.5 42.8 45.7 37.8 Mine Amortization (included above) 15.1 9.4 - 5.7 9.9 2.7 5-year Calendar Average 5.5 5.5 5.2 5.2 5.2 5.2 Normalized Mine Amortization Adjustment $ (9.6) $ (3.9) $ 5.2 $ (0.5) $ (4.7) $ 2.5 Non Cash Stock-Based Compensation 7.1 7.2 5.3 5.0 3.2 5.5 Adjusted EBITDA $ 115.8 $ 126.7 $ 109.9 $ 93.3 $ 79.2 $ 91.6 Cash & Cash Equivalents $ 107.6 $ 125.0 $ 70.6 $ 41.8 $ 31.5 $ 24.2 Less: Total Debt 2.1 2.2 3.0 3.8 4.6 13.6 Net Cash (Debt) $ 105.5 $ 122.8 $ 67.6 $ 38.0 $ 26.9 $ 10.6 Total Shareholders' Equity $ 596.5 $ 610.7 $ 553.9 $ 495.0 $ 494.1 $ 483.0 Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items (refer to A-7 for details) to our adjusted EBIT. Due to the variability of annual mine amortization related to the timing of pit openings, amortization is adjusted for a normalized mine amortization based on a 5-year average. Internally, we review the results of operations without the impact of these costs and adjustments in order to assess the profitability from ongoing operations. A-8

Other Non-GAAP Items $ in millions Q1 2020 Q4 2019 Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 TTM Adjusted EBIT $ 72.0 $ 82.3 $ 82.9 $ 79.7 $ 71.5 $ 63.8 $ 59.9 $ 55.0 $ 51.9 Total Shareholders' Equity $ 596.5 $ 610.7 $ 597.8 $ 594.8 $ 566.9 $ 553.9 $ 536.7 $ 515.7 $ 504.3 Total Debt 2.1 2.2 2.4 2.6 2.7 3.0 3.3 3.4 3.6 Total Capital $ 598.6 $ 612.9 $ 600.2 $ 597.4 $ 569.6 $ 556.9 $ 540.0 $ 519.1 $ 507.9 ROIC % 12.0% 13.4% 13.8% 13.3% 12.6% 11.5% 11.1% 10.6% 10.2% ROIC is non-GAAP financial measure that we use to measure how efficient we are in generating a return on capital invested by the Company. A-9

Historical Financials

MATERION

($ in millions, except per share data)	2016 Q1	2016 Q2	2016 Q3	2016 Q4	2016	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019	2020 Q1
VA																					
PAC	78.2	83.4	87.2	83.2	332.0	79.2	92.7	90.6	101.0	363.5	100.3	110.1	104.9	110.1	425.5	109.6	115.2	112.0	91.3	428.1	83.7
AM	42.1	47.0	46.0	41.2	176.3	47.3	62.0	60.4	58.3	228.0	58.3	57.3	55.3	52.8	223.7	57.5	58.3	55.6	52.8	224.3	59.2
PC	24.6	25.1	25.8	22.2	97.7	23.3	22.6	21.9	22.9	90.7	23.6	23.4	23.0	24.2	94.2	22.5	23.1	22.4	19.2	87.3	17.0
Other	(1.0)	(1.6)	(2.0)	(1.5)	(6.1)	(0.8)	(1.2)	(1.5)	(1.0)	(4.5)	(0.9)	(0.9)	(1.3)	(1.3)	(4.4)	(2.0)	(1.7)	(1.4)	(0.8)	(6.0)	(1.2)
Consolidated MTRN	143.9	153.9	157.0	145.1	599.9	149.0	176.1	171.4	181.2	677.7	181.3	189.9	181.9	185.8	739.0	187.7	194.9	188.6	162.5	733.7	158.7
Gross Margin																					
PAC	17.7	16.3	20.6	19.0	73.6	16.3	22.8	23.6	27.0	89.7	27.8	31.1	35.3	38.7	133.0	39.3	41.5	38.2	29.4	148.4	22.0
AM	15.8	19.1	20.0	16.7	71.6	18.4	23.3	24.4	22.4	88.5	20.8	21.3	20.4	16.4	79.0	22.0	20.2	18.7	17.0	77.9	17.6
PC	10.0	9.5	10.7	7.6	37.8	8.3	8.9	7.4	9.1	33.7	10.0	9.1	9.9	10.2	39.1	9.4	10.3	9.1	7.0	35.8	6.0
Other	(0.1)	0.4	(0.5)	0.8	0.5	0.2	(0.2)	0.1	0.5	0.6	(0.3)	0.3	(0.7)	0.8	0.1	(1.3)	(2.5)	(1.0)	1.6	(3.0)	-
Consolidated MTRN	43.4	45.3	50.8	44.1	183.5	43.2	54.8	55.5	59.0	212.5	58.3	61.8	64.9	66.1	251.1	69.3	69.6	64.9	55.0	259.1	45.6
Gross Margin as a % of VA																					
PAC	22.6%	19.5%	23.6%	22.8%	22.2%	20.6%	24.6%	26.0%	26.7%	24.7%	27.7%	28.3%	33.7%	35.1%	31.3%	35.9%	36.0%	34.1%	32.2%	34.7%	26.3%
AM	37.5%	40.6%	43.5%	40.5%	40.6%	38.9%	37.5%	40.5%	38.5%	38.8%	35.7%	37.2%	36.9%	31.1%	35.3%	38.2%	34.7%	33.6%	32.2%	34.7%	29.7%
PC	40.7%	37.8%	41.5%	34.2%	38.7%	35.6%	39.4%	33.8%	39.6%	37.1%	42.2%	38.8%	43.0%	42.0%	41.5%	41.6%	44.7%	40.6%	36.5%	41.0%	35.3%
Consolidated MTRN	30.2%	29.4%	32.4%	30.4%	30.6%	29.0%	31.1%	32.4%	32.6%	31.4%	32.1%	32.6%	35.7%	35.6%	34.0%	36.9%	35.7%	34.4%	33.8%	35.3%	28.7%
Operating Profit																					
PAC	1.5	0.2	4.4	0.5	6.6	0.2	5.5	6.8	9.5	22.0	9.9	12.3	16.7	19.9	58.8	18.9	19.3	18.8	13.6	70.7	4.8
AM	5.2	7.3	8.3	5.5	26.3	6.4	8.7	9.8	7.9	32.8	5.9	5.6	6.9	(0.7)	17.7	7.1	6.1	6.2	5.3	24.7	4.8
PC	4.1	2.3	3.4	1.8	11.6	2.2	2.3	1.6	2.3	8.4	3.4	2.2	3.5	2.4	11.5	2.1	3.9	(11.2)	1.6	(3.5)	(9.6)
Other	(3.3)	(4.0)	(5.9)	(4.2)	(17.4)	(5.1)	(6.4)	(6.2)	(5.4)	(23.1)	(5.9)	(4.9)	(8.4)	(7.2)	(26.5)	(6.7)	(6.5)	(7.5)	(3.9)	(24.9)	(4.6)
Consolidated MTRN	7.5	5.8	10.2	3.6	27.1	3.7	10.1	12.0	14.3	40.1	13.3	15.2	18.7	14.4	61.5	21.4	22.8	6.3	16.6	67.0	(4.6)
Special Items - OP[1]																					
PAC	-	-	-	2.6	2.6	0.5	0.6	0.2	(1.3)	0.1	-	-	-	(1.9)	(1.9)	-	-	-	-	-	3.6
AM	-	-	-	-	-	1.0	0.3	-	-	1.3	-	-	-	5.7	5.7	-	-	-	-	-	0.1
PC	-	-	-	-	-	-	-	0.4	-	0.4	-	-	-	-	-	-	-	14.5	-	14.5	10.8
Other	-	2.3	2.0	1.0	5.3	2.8	1.0	0.8	1.0	5.6	0.8	-	-	-	0.8	-	-	0.4	0.5	0.9	0.1
Consolidated MTRN	-	2.3	2.0	3.6	7.9	4.3	1.9	1.4	(0.3)	7.4	0.8	-	-	3.7	4.5	-	-	14.9	0.5	15.4	14.6
Operating Profit ex Spec Items[1]																					
PAC	1.5	0.2	4.4	3.1	9.2	0.7	6.0	7.0	8.3	22.1	9.9	12.3	16.7	18.0	56.9	18.9	19.3	18.8	13.6	70.7	8.4
AM	5.2	7.3	8.3	5.5	26.3	7.4	9.0	9.8	7.9	34.1	5.9	5.6	6.9	5.0	23.3	7.1	6.1	6.2	5.3	24.7	4.9
PC	4.1	2.3	3.4	1.8	11.6	2.2	2.3	2.1	2.3	8.8	3.4	2.2	3.5	2.4	11.5	2.1	3.9	3.3	1.6	11.0	1.2
Other	(3.3)	(1.7)	(3.9)	(3.2)	(12.1)	(2.3)	(5.4)	(5.4)	(4.4)	(17.5)	(5.1)	(4.9)	(8.4)	(7.2)	(25.7)	(6.7)	(6.5)	(7.1)	(3.4)	(24.0)	(4.5)
Consolidated MTRN	7.5	8.1	12.2	7.2	35.0	8.0	11.9	13.5	14.0	47.5	14.0	15.2	18.7	18.1	66.0	21.4	22.8	21.2	17.1	82.4	10.0
OP ex Spec Items as a % of VA[1]																					
PAC	1.9%	0.2%	5.0%	3.7%	2.8%	0.9%	6.5%	7.7%	8.2%	6.1%	9.8%	11.2%	15.9%	16.3%	13.4%	17.2%	16.8%	16.8%	14.9%	16.5%	10.0%
AM	12.4%	15.5%	18.0%	13.3%	14.9%	15.6%	14.5%	16.2%	13.5%	14.9%	10.1%	9.7%	12.5%	9.4%	10.4%	12.3%	10.5%	11.1%	10.0%	11.0%	8.3%
PC	16.7%	9.2%	13.2%	8.1%	11.9%	9.4%	10.2%	9.5%	9.8%	9.7%	14.3%	9.5%	15.2%	9.8%	12.2%	9.3%	16.9%	14.7%	8.3%	12.6%	7.1%
Consolidated MTRN	5.2%	5.3%	7.8%	5.0%	5.8%	5.4%	6.8%	7.9%	7.7%	7.0%	7.7%	8.0%	10.3%	9.7%	8.9%	11.4%	11.7%	11.2%	10.5%	11.2%	6.3%
EBIT ex Spec Items[1]																					
PAC	1.5	0.2	4.4	3.1	9.2	0.7	6.1	7.0	8.2	22.0	9.8	12.3	16.6	17.9	56.6	18.8	19.2	18.6	13.4	70.0	8.2
AM	5.2	7.3	8.3	5.5	26.3	7.4	9.0	9.8	7.9	34.1	5.9	5.6	6.9	5.0	23.4	7.1	6.1	6.2	5.3	24.7	4.9
PC	4.1	2.3	3.4	1.8	11.6	2.2	2.3	2.0	2.3	8.9	4.1	1.5	2.8	2.4	10.8	2.1	3.9	3.3	1.6	10.9	1.2
Other	(3.3)	(1.7)	(3.9)	(3.2)	(12.1)	(2.7)	(5.7)	(5.8)	(4.8)	(19.0)	(6.1)	(4.6)	(8.4)	(7.7)	(26.8)	(6.8)	(6.2)	(7.0)	(3.2)	(23.2)	(3.4)
Consolidated MTRN	7.5	8.1	12.2	7.2	35.0	7.7	11.7	13.0	13.6	46.0	13.6	14.8	17.9	17.6	63.8	21.2	23.0	21.1	17.1	82.3	10.9
EBIT ex Spec Items as a % of VA[1]																					
PAC	1.9%	0.2%	5.0%	3.7%	2.8%	0.9%	6.6%	7.7%	8.1%	6.1%	9.8%	11.2%	15.8%	16.3%	13.3%	17.2%	16.7%	16.6%	14.7%	16.4%	9.8%
AM	12.4%	15.5%	18.0%	13.3%	14.9%	15.6%	14.5%	16.2%	13.5%	15.0%	10.1%	9.8%	12.5%	9.5%	10.5%	12.3%	10.5%	11.1%	10.0%	11.0%	8.3%
PC	16.7%	9.2%	13.2%	8.1%	11.9%	9.4%	10.2%	9.1%	10.1%	9.8%	17.3%	6.4%	12.2%	9.9%	11.5%	9.3%	16.9%	14.7%	8.3%	12.6%	7.1%
Consolidated MTRN	5.2%	5.3%	7.8%	5.0%	5.8%	5.2%	6.6%	7.6%	7.5%	6.8%	7.5%	7.8%	9.8%	9.5%	8.6%	11.3%	11.8%	11.2%	10.5%	11.2%	6.9%

A-10

[1]Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations.
Refer to the note on page A-7 for a full reconciliation of adjusted earnings.